UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

JUPITER WELLNESS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on May 13, 2021, under the Current Report on Form 8K, Safety Shot, Inc. (the “Company, “formerly known as “Jupiter Wellness, Inc.”) entered into a Convertible Loan Agreement (the “First Agreement”), a Convertible Promissory Note (the “First Note”) and a Warrant Agreement (the “First Warrant”), and as disclosed on April 22, 2022, the Company entered into a Convertible Loan Agreement (the “Second Agreement”), a Convertible Promissory Note (the “Second Note”) and a Warrant Agreement (the “Second Warrant” together with the First Agreement, the First Note, the First Warrant, the Second Agreement, and the Second Note as the “Transaction Document”). The First Warrant and the Second Warrant are collectively referred to as the “Warrants”.

On September 11, 2023, the Company, entered into two Amendment No. 2 to the convertible loan agreement, convertible promissory note, and warrants (collectively as the “Amendment No. 2”), pursuant to which the parties thereto amended the Transaction Documents: (i) to change the maturity date of the Second Note to January 31, 2024; (ii) to change the interest rate of the Second Note to 11% annual interest rate, effective on August 1, 2023 until the entire principal amount is paid in full; (iii) to change the exercise price of the warrants to $0.932; (iv) change the conversion price of the Second Note to $0.932; and (iv) the Company shall issue the investors 262,500 shares of its common stock as the incentive shares. The Company also adjusted the exercise price of the Warrants to $0.932 per share in accordance with the anti-dilution provisions of such Warrants.

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 2, the forms of which are filed herein as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On September 11, 2023, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to Certificate of Incorporation to change the corporate name from Jupiter Wellness, Inc. to Safety Shot, Inc., effective September 15, 2023, the (“Name Change”). A copy of the Certificate of Amendment of Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 7.01 Regulation FD Disclosure

On September 14, 2023, the Company issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

Effective as of September 15, 2023, the Company, in conjunction with the Name Change, changed the Company’s stock symbol from “JUPW” to “SHOT” on the Nasdaq Capital Market and trading under the new ticker symbol began on September 15, 2023.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed as part of this report:

Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Second Amended and Restated Articles of Incorporation
Exhibit 10.1	Form of Greentree - Amendment No. 2 to convertible loan agreement, convertible promissory note, and warrants
Exhibit 10.2	Form of L&H - Amendment No. 2 to convertible loan agreement, convertible promissory note, and warrants
Exhibit 99.1	Press Release dated September 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2023

Safety Shot, Inc.

By:	/s/ Brian John
Brian John
Chief Executive Officer